UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 20, 2006

Cadence Financial Corporation

(Exact name of registrant as specified in its charter)

Mississippi	1-5773	64-0684755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 East Main Street

Starkville, MS 39759

(Address of Principal Executive Offices and Zip Code)

(662) 343-1341

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(b) On September 20, 2006, Robert S. Jones submitted his notice of retirement as a director to the Board of Directors of Cadence Financial Corporation, Inc. (the “Company”) and Cadence Bank, N.A. for health reasons. The Board of Directors accepted his retirement on September 20, 2006 as tendered.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADENCE FINANCIAL CORPORATION (Registrant)

Dated: September 22, 2006	By:	/s/ Richard T. Haston
	Name:	Richard T. Haston
	Title:	Executive Vice President; Chief Financial Officer; Treasurer